                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant:
Check the appropriate box:
[ ] Preliminary proxy statement     [ ] Confidential, for use of the Commission
[X] Definitive proxy statement          only (as permitted by Rule 14a- 6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           CARRIER ACCESS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
                                                                          -------------------------------
     (2)   Aggregate number of securities to which transaction applies:
                                                                          -------------------------------
     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
           0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ----------------------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:
                                                           ----------------------------------------------
     (5)   Total fee paid:
                          -------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
                                  -----------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:
                                                        -------------------------------------------------
     (3)   Filing Party:
                        ---------------------------------------------------------------------------------
     (4)   Date Filed:
                      -----------------------------------------------------------------------------------

                               CARRIERACCESS LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002
                             ---------------------

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Carrier Access Corporation, a Delaware corporation (the "Company"), will be held on May 23, 2002 at 10:00 a.m., local time, at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302, for the following purposes:

          1. To elect five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

          2. To ratify the appointment by the Board of Directors of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

          3. To consider and approve the amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares of common stock that are awarded annually thereunder to non-employee members of the Company's Board of Directors.

          4. To consider and approve the activation of the Company's 1998 Employee Stock Purchase Plan by the Board of Directors.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only holders of record of the Company's common stock at the close of business on April 8, 2002, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors
                                          of Carrier Access Corporation

                                          /s/ NANCY PIERCE
                                          NANCY PIERCE
                                          Secretary

Boulder, Colorado
April 15, 2002

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN,
                 DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                     AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                           CARRIER ACCESS CORPORATION
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

     This Proxy Statement is being furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of Carrier Access Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of the Company's Stockholders to be held on May 23, 2002 at 10:00 a.m., local time (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302. The telephone number at The Boulder Theater is (303) 786-7030. The Company's headquarters are located at 5395 Pearl Parkway, Boulder, Colorado, 80301, and the telephone number at that location is (800) 442-5455.

     This Proxy Statement and the accompanying form of proxy, together with the Company's 2001 Annual Report to Stockholders, are first being mailed on or about April 15, 2002 to all stockholders entitled to vote at the Annual Meeting.

STOCKHOLDERS ENTITLED TO VOTE; RECORD DATE

     Only holders of record of the Company's Common Stock as of the close of business on April 8, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock they held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 24,753,532 shares of the Company's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Principal Stockholders and Management."

QUORUM; REQUIRED VOTE

     A majority of shares issued and outstanding, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     Under the General Corporation Law of the State of Delaware, a vote to "withhold," an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. A vote to "withhold" and an abstaining vote have the same effect as a vote cast against approval of the proposal. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTING

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification to the Annual Meeting.

     Voting by proxy. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado, 80301, Attention: Secretary.

EXPENSES OF SOLICITATION

     The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Requirements for stockholder proposals to be considered for inclusion in the Company's proxy material. Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 2003 Annual Meeting, stockholder proposals must be received by the Secretary of the Company no later than December 16, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Requirements for stockholder proposals to be brought before an annual meeting. In addition, the Company's Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board of Directors or (2) any stockholder entitled to vote who has written notice delivered to the

Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

     The Company's Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or
(3) properly brought before the meeting by any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

     The "Notice Period" is defined as that period not less than 20 days nor more than 60 days prior to the date of the annual meeting of stockholders. As a result, the Notice Period for the 2003 annual stockholder meeting is anticipated to start on March 23, 2003 and end on May 2, 2003.

     If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board is currently composed of six members. Joseph A. Graziano, a director of the Company since 1997, is not standing for re-election to the Board and his term as director will cease as of the date of the Annual Meeting. In connection with Mr. Graziano's retirement, the Board adopted a resolution, effective as of the date of the Annual Meeting, to decrease the size of the Board to five members, as authorized under the Company's Bylaws.

NOMINEES FOR DIRECTOR

     A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

     THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

NAME                                        AGE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                                        ---      --------------------------------------------
ROGER L. KOENIG...........................  47    Mr. Koenig has served as President, Chief Executive
                                                  Officer and Chairman of the Board of the Company
                                                  since its formation in September 1992. Prior to
                                                  co-founding the Company, Mr. Koenig served as
                                                  President and Chief Executive Officer of Koenig
                                                  Communications, an equipment systems integration
                                                  and consulting firm. Prior to founding Koenig
                                                  Communications, Mr. Koenig held a number of
                                                  positions with IBM/ROLM Europe, a
                                                  telecommunications equipment manufacturer,
                                                  including Engineering Section Manager for Europe.
                                                  Mr. Koenig received a B.S. in Electrical
                                                  Engineering from Michigan State University and an
                                                  M.S. in Engineering Management from Stanford
                                                  University.
NANCY PIERCE..............................  44    Ms. Pierce has served as Corporate Development
                                                  Officer since April 2000. Ms. Pierce has also
                                                  served as Secretary and a Director of the Company
                                                  since its formation in September 1992. Ms. Pierce
                                                  held previous positions of Corporate Controller,
                                                  Chief Financial Officer, and Vice President-Finance
                                                  and Administration and Treasurer with the Company.
                                                  Prior to co-founding the Company, Ms. Pierce served
                                                  as the Controller of Koenig Communications, an
                                                  equipment systems integration and consulting firm.
                                                  Prior to joining Koenig Communications, Ms. Pierce
                                                  held positions at IBM Corporation and ROLM
                                                  Corporation. Ms. Pierce also serves as a director
                                                  and chairman of the Audit Committee of the Board of
                                                  Directors of Koala Corporation. She holds a B.S.
                                                  degree in Communication Disorders from Colorado
                                                  State University and an M.B.A. from California
                                                  State University, Chico. In addition, Ms. Pierce
                                                  holds an honorary doctorate degree in Commercial
                                                  Science from St. Thomas Aquinas University.
JOHN W. BARNETT, JR. .....................  61    Mr. Barnett has served as a Director of the Company
                                                  since December 1998. Mr. Barnett previously served
                                                  as a Senior Executive of McLeod USA from April 2000
                                                  through December 2001. Mr. Barnett was President of
                                                  the Wholesale Services division of MCI WorldCom,
                                                  Inc. from February 1997 through March 2000 and was
                                                  President of WorldCom International, from June 1996
                                                  through February 1997. From January 1995 until June
                                                  1996, Mr. Barnett served as Senior Vice President
                                                  of Sales and Marketing of Williams Communications
                                                  Company. From July 1993 until January 1995, Mr.
                                                  Barnett served as President of WilTel
                                                  International, a division of WilTel Network
                                                  Services, a predecessor of WorldCom, Inc. Mr.
                                                  Barnett has also served as a Director of the
                                                  Competitive Telecommunications Association,
                                                  America's Carriers Telecommunication Association,
                                                  the Multimedia Telecommunications Association, and
                                                  several privately held corporations. Mr. Barnett
                                                  received a B.A. in Political Science from Tulane
                                                  University.

NAME                                        AGE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                                        ---      --------------------------------------------
DAVID R. LAUBE............................  54    Mr. Laube has served as a Director of the Company
                                                  since January 2001. Mr. Laube is currently the
                                                  Executive in Residence for the School of Business
                                                  at the University of Colorado-Denver. Mr. Laube
                                                  served in several Senior Finance and Information
                                                  Technology positions at US WEST from 1983 until
                                                  2000, including that of Vice President and Chief
                                                  Information Officer. Prior to 1983, Mr. Laube was
                                                  Vice President of Finance and Information Systems
                                                  for the digital telephone division of the Harris
                                                  Corporation. Mr. Laube is a director of Net.com, a
                                                  maker of telecommunications networking equipment,
                                                  and several private companies. Mr. Laube received a
                                                  B.A. in Finance from the University of Washington
                                                  and holds an M.B.A. from the Wharton School of
                                                  Business at the University of Pennsylvania. Mr.
                                                  Laube is also a Certified Public Accountant and was
                                                  appointed by Colorado Governor Bill Owens as a
                                                  commissioner for the Colorado Commission on Science
                                                  and Technology.
MARK A. FLOYD.............................  46    Mr. Floyd has served as a Director of the Company
                                                  since June 2001. Mr. Floyd was President and Chief
                                                  Executive Officer of Siemens ICN, Inc. until
                                                  January 2002. Prior to that, Mr. Floyd co-founded
                                                  Efficient Networks, Inc. in June 1993 and served as
                                                  President, Chief Executive Officer and a Director
                                                  of Efficient Networks, Inc. from 1993 to 2001.
                                                  Siemens ICN, Inc. acquired Efficient Networks, Inc.
                                                  in April 2001. From 1991 to 1993, Mr. Floyd served
                                                  as Chief Operating Officer and a Director of
                                                  Networth, Inc., a provider of LAN products
                                                  including Ethernet hubs, switches and network
                                                  interface cards. Mr. Floyd previously was Executive
                                                  Vice President, Chief Financial Officer and
                                                  Director of Interphase Corporation, a provider of
                                                  enterprise server connectivity solutions for
                                                  high-speed LAN, high capacity storage and remote
                                                  access applications from 1984 to 1991. Mr. Floyd
                                                  received his B.B.A. in Finance from the University
                                                  of Texas at Austin.

FAMILY RELATIONSHIPS

     There are no family relationships among directors, executive officers or nominees, except that Roger L. Koenig and Nancy Pierce are married to one another.

BOARD MEETINGS AND COMMITTEES

     During 2001, the Board held nine meetings, including regularly scheduled and special meetings. Mr. Graziano and Mr. Floyd each attended fewer than 75% of the total number of meetings of the Board and the committees of which they were members. Certain matters approved by the Board were approved by unanimous written consent.

     The Board currently has two standing committees: an Audit Committee and a Compensation Committee. The Company has no nominating committee or committee performing a similar function.

     The following describes each committee, its current membership, the number of meetings held during 2001 and its function. All members of these committees are non-employee directors.

     Audit Committee. The Audit Committee currently consists of Mr. Graziano, Mr. Laube, and Mr. Floyd. The Audit Committee met four times in 2001. The Board has adopted a written charter for the Audit Committee. The Audit Committee is responsible for recommending the selection of the Company's auditors, meeting with management to review the Company's financial controls, providing oversight of the auditors and taking such further action as the Audit Committee deems necessary, as well as other matters which may come before it or as directed by the Board.

     Compensation Committee. The Compensation Committee currently consists of Mr. Barnett, Mr. Floyd, Mr. Graziano, and Mr. Laube. The Compensation Committee, which met four times in 2001, reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's stock option plans and performs such other duties as may come before it or as directed by the Board.

DIRECTOR COMPENSATION

     The Company currently does not provide cash compensation to any member of the Company's Board for his or her service on the Board. However, members of the Board are eligible to receive discretionary option grants and stock issuances under the 1998 Stock Incentive Plan (the "1998 Plan"). In addition, non-employee directors each receive an automatic initial option grant under the 1998 Plan to purchase 15,000 shares of Common Stock upon becoming a director (the "Initial Grant"). Each Initial Grant vests in four successive equal annual installments upon the individual's completion of each year of service on the Board measured from the option grant date. In addition to the Initial Grant, each director also receives an option to purchase 3,500 shares of Common Stock on the date of each annual meeting of stockholders, provided such individual has served as a non-employee Board member for at least six months (the "Subsequent Grant"). Subsequent Grants vest upon the individual's completion of one year of Board service measured from the option grant date. All such option grants are granted at the fair market value on the date of grant. The Board has amended the 1998 Plan to increase the number of Common Stock that are subject to a Subsequent Grant from 3,500 to 10,000. See Proposal Three for additional information. The 1998 Plan also permits the plan administrator to activate a director fee option grant program.

     In addition to the 15,000-share automatic option grant he received upon becoming a director of the Company, Mr. Floyd received an option grant on June 1, 2001 to purchase 35,000 shares of Common Stock, which vests at a rate of 25% per year. Mr. Barnett, Mr. Laube, and Mr. Floyd each received an additional option grant on January 16, 2002, for the purchase of 15,000 shares, 15,200 shares, and 5,200 shares, respectively, which options vest in full one year from the date of the grant.

                                  PROPOSAL TWO

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board appointed KPMG LLP as the Company's independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. Stockholder ratification of the appointment of KPMG LLP as the Company's independent public accountants is not required by the Company's Bylaws or any other applicable legal requirement. The Board has responsibility for selecting independent auditors, but has determined that it is desirable to request ratification of its selection by the Company's stockholders. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders fail to ratify the selection with the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, then the Audit Committee and the Board will reconsider its selection.

     KPMG LLP has audited the Company's financial statements since 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

     THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

FEE DISCLOSURE

     Audit Fees. Audit fees billed to the Company by KPMG LLP during the Company's 2001 fiscal year for audit of the Company's annual financial statements and review of financial statements included in the Company's quarterly reports on Form 10-Q totaled $110,000.

     Financial Information Systems Design and Implementation Fees. The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

     All Other Fees. Fees billed to the Company by KPMG LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $34,500.

     The Board and the Audit Committee considered whether the provision for non-audit services provided by KPMG LLP is compatible with maintaining KPMG LLP's independence. The independent auditors' percentage of hours expended on auditing the Company's financial statements for the most recent fiscal year that were attributed to persons other than the independent auditors' full-time, permanent employees was less than 50%.

                                 PROPOSAL THREE

           APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN
                 INCREASING THE NUMBER OF SHARES TO BE GRANTED
             PURSUANT TO THE ANNUAL AUTOMATIC OPTION GRANT PROGRAM

     The Board has approved an amendment to the Company's 1998 Stock Incentive Plan (the "1998 Plan") increasing the number of shares of Common Stock to be granted to non-employee members of the Board pursuant to the Annual Automatic Option Grant Program under the 1998 Plan from 3,500 shares to 10,000 shares. Specifically, the amendment provides that each individual who continues to serve as a non-employee Board member whether or not that individual is standing for re-election to the Board, shall automatically be granted a non-statutory stock option to purchase 10,000 shares of Common Stock, provided that such individual has served as a non-employee Board member for at least the six month period immediately prior to the date of grant. The stock option grant would be made on the date that each Annual Meeting of Stockholders of the Company is held and would vest upon the individual's completion of one year of Board service measured from the option grant date. All such option grants are granted at the fair market value on the date of grant.

     Since 1995, the Company has provided stock options as compensation to its Board. Management believes that stock options are one of the prime ways to attract and retain members for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industries in which the Company competes.

PROPOSED AMENDMENT

     In January 2002, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1998 Plan to increase the number of shares granted automatically to non-employee members of the Board pursuant to the Annual Automatic Option Grant Program from 3,500 shares to 10,000 shares. Stockholders are being asked at the Annual Meeting to approve this increase.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

DESCRIPTION OF THE 1998 STOCK INCENTIVE PLAN

     General. The 1998 Plan was adopted by the Board in May 1998 and was approved by the stockholders in June 1998. The Discretionary Option Grant and Stock Issuance Programs under the 1998 Plan became effective immediately upon the Board's adoption of the 1998 Plan (the "Plan Effective Date"). The Automatic Option Grant Program became effective on July 30, 1998.

     A total of 6,967,014 shares of Common Stock has been authorized for issuance under the 1998 Plan. In addition, the number of shares of Common Stock reserved for issuance under the 1998 Plan automatically increases on the first trading day of each calendar year by an amount equal to two and one-half percent (2.5%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but no such annual increase shall exceed 562,500 shares.

     The 1998 Plan is divided into five separate components: (i) the Discretionary Option Grant Program under which eligible individuals in the Company's employ or service (including officers, non-employee Board members and consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price determined by the Plan Administrator on the grant date, (ii) the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly through the purchase of such shares at a price not less than their fair market value at the time of issuance or as a bonus tied to the performance of services, (iii) the Salary Investment Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of special below-market stock option grants, (iv) the Automatic Option Grant Program under which option grants are automatically made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date and (v) the Director Fee Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow non-employee Board members the opportunity to apply a portion of the annual retainer fee otherwise payable to them in cash each year to the acquisition of special below-market option grants. The Company currently does not provide cash compensation to any member of the Company's Board for his or her service on the Board.

     Discretionary Option Grant Program and Stock Issuance Program. The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Compensation Committee. The Compensation Committee as Plan Administrator has the discretion to determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance, and the maximum term for which any granted option is to remain outstanding. The Compensation Committee will also have the authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program in the event that program is activated for one or more calendar years. Neither the Compensation Committee nor the Board exercised any administrative discretion with respect to option grants made under the Salary Investment Option Grant Program, under the Automatic Option Grant, or Director Fee Option Grant Program for the non-employee Board members. All grants under those three latter programs are made in strict compliance with the express provisions of each such program.

     In the event that the Company is acquired by merger or sale of all or substantially all of its assets or securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have complete discretion to grant options under the Discretionary Option Grant Program which will become exercisable on an accelerated basis for all of the option shares upon (i) an acquisition or other change in control of the Company, whether or not those options are assumed or continued in effect, or (ii) the termination of the optionee's service within a designated period (not to exceed 18 months) following an acquisition or other change in control in which those options are assumed or continued in effect. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in the majority of the Board by reason of one or more contested elections for Board membership, with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period following such change in control. The Board has the discretion to cause the options incorporated from the Predecessor Plan to vest on an accelerated basis upon an acquisition of the Company by merger or asset sale. The Plan Administrator will have discretion to extend one or more of the other acceleration provisions of the 1998 Plan to those options.

     Salary Investment Option Grant Program. In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employee of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

     Automatic Option Grant Program. Under the Automatic Option Grant Program, each individual who becomes a non-employee Board member will automatically receive an option grant for 15,000 shares of Common Stock on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, on the date of each annual meeting of stockholders each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 3,500 shares of Common Stock (or 10,000 shares if this Proposal Three is duly approved), provided such individual has served on the Board for the six-month period immediately prior to the date of the grant.

     Each automatic grant for the non-employee Board members will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee's Board service cease prior to vesting in those shares. The shares subject to each initial 15,000-share automatic option grant will vest in series of four successive equal annual installments upon the individual's completion of each year of Board service over the four-year period measured from the option grant date. The shares subject to each annual 3,500-share (or 10,000 shares if this Proposal Three is duly approved) automatic grant will vest upon the individual's completion of one year of Board service measured from the option grant date. The shares subject to each automatic grant will immediately vest in full, however upon certain changes in control or ownership of the Company, or upon the optionee's death or disability while serving as a Board member.

     Director Fee Option Grant Program. Should the Director Fee Option Grant Program be activated in the future, each non-employee Board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon (i) certain changes in the ownership or control of the Company or
(ii) the death or disability of the optionee while serving as a Board member.

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC"), disallows the deduction by any publicly held corporation of individual compensation exceeding $1.0 million in any taxable year to the Chief Executive Officer or any of our next four most highly compensated executive officers, unless that compensation is performance-based. In order to qualify the compensation income associated with options granted to such persons as "performance-based" compensation under Section 162(m) of the Code, thereby preserving the Company's ability to deduct such compensation income, the 1998 Plan provides that in no event may any one participant in the 1998 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares in the aggregate per calendar year under the 1998 Plan.

     Tax Consequences for Participants. Generally, an optionee recognizes no taxable income upon the grant or exercise of an incentive stock option ("ISO"). If shares are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the issuance of such shares to the optionee, then: (i) upon the resale of such shares, any amount realized by the optionee in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) the Company will not be allowed any deduction for federal income tax purposes.

     If the optionee disposes of shares acquired upon the exercise of an ISO before the expiration of either holding period described above, generally: (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company will be entitled to a tax deduction in the same amount. Any further gain or loss realized by the optionee will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

     If an option designated as an ISO first becomes exercisable in any calendar year for shares in which the aggregate fair market value exceeds $100,000, the exercise of such excess shares will be treated for income tax purposes as having been acquired by the Optionee pursuant to a non-incentive stock option ("NSO"). For purposes of this rule (i) all ISOs the Company has granted to the optionee are aggregated, (ii) the fair market value of an option share is its value on the date of grant of the option, and (iii) options are taken into account in the order in which they are granted.

     With respect to NSOs, no income is recognized by the optionee at the time the option is granted. Generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount to the extent permitted under Section 162 of the Code. Upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee at the time of grant, any income recognized upon exercise of an NSO will constitute wages for which withholding will be required.

     No income will be recognized by a recipient in connection with the grant of a stock appreciation right ("SAR"). When the SAR is exercised, the recipient generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized on exercise of an SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount to the extent permitted under
Section 162 of the Code. If the optionee receives Common Stock upon the exercise of an SAR, any gain or loss on the subsequent sale of such stock will be treated in the same manner as discussed with respect to NSOs.

     Generally, no income will be recognized by a recipient in connection with the grant of a stock award of unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant in the case of an award of stock. Otherwise, at the time the stock award vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed with respect to NSOs. In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in this amount at the time the recipient recognizes ordinary income with respect to a stock award to the extend permitted under Section 162 of the Code.

     Generally, no income will be recognized by a recipient in connection with the grant of a share right award. Once shares of Common Stock are actually granted pursuant to the share right award, such stock will be treated in the same manner as discussed with respect to stock awards.

     The exercise of an ISO granted under the 1998 Plan may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the IRC. In computing alternative minimum taxable income, shares purchased upon exercise of an ISO are treated as if they had been acquired by the optionee pursuant to an NSO. This may be particularly significant if shares subject to a repurchase option of the Company are purchased upon exercise of an ISO or if the optionee is subject to
Section 16(b) of the Exchange Act. If an optionee pays AMT in excess of his or her regular tax liability, the amount of such AMT relating to ISOs may be carried forward as a credit against any subsequent years' regular tax in excess of the AMT.

     Under certain circumstances, an optionee may affect the timing and measurement of AMT by filing an election with the Internal Revenue Service under
Section 83(b) within 30 days after the date of exercise of an ISO.

     Other Provisions. The 1998 Plan and the Predecessor Plan also include non-competition provisions which give the Plan Administrator discretion to cancel options, reacquire options and recover profits on the sale of shares from service providers and former service providers who compete with the Company while still providing services or within one year after termination of services.

     The shares subject to each option under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

     The Board may amend or modify the 1998 Plan at any time, subject to any required stockholder approval. The 1998 Plan will terminate on the earlier of
(i) May 2008, (ii) the date on which all shares available for issuance under the 1998 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

                                 PROPOSAL FOUR

                         APPROVAL OF THE CARRIER ACCESS
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board has previously adopted, but not yet implemented, the Company's 1998 Employee Stock Purchase Plan (the "ESPP"). The purpose of the ESPP is to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through purchase of Common Stock by payroll deduction.

     The Board and stockholders approved the adoption of the ESPP in 1998 prior to the Company's initial public offering. Pursuant to the terms of the ESPP, the Board has the authority to activate the ESPP at such time as it deems appropriate. The Board has determined, however, that it would be desirable to obtain stockholder approval for the activation of the ESPP due to the amount of time that has elapsed since the

Company's stockholders approved the ESPP in June 1998. Should the stockholders not approve the proposal, the Board will reconsider whether to activate the ESPP. The Board has not made a final determination, and shall not be obligated, to activate the ESPP even if this proposal is approved.

     THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

FEATURES OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     General. The Board originally approved the adoption of the ESPP on May 28, 1998 and the stockholders approved it on June 23, 1998. The ESPP will provide employees with the opportunity to acquire shares of Common Stock at discounted prices through payroll deductions. The ESPP will allow employees to: (i) invest up to 10% of their compensation through payroll deductions and (ii) purchase Common Stock at a discount to market price of at least 15%. The Compensation Committee, whose members are appointed by the Board, will administer the Plan at the Company's expense.

     The ESPP has two-year offering periods that will begin on February 1 and August 1 of each year. Each two-year offering period includes four six-month "purchase intervals." The amounts to be deducted are accumulated and, at the end of each six-month purchase interval, will be applied to purchase shares of Common Stock. The purchase price of the Common Stock will be 15% less than the fair market value of the Common Stock on either the first day of the offering period or the subsequent entry date, as applicable, or the last day of the purchase interval, whichever is lower.

     The ESPP will terminate on the earlier of (i) the last business day in July 2008, (ii) the date on which all shares available for issuance under the ESPP are sold pursuant to purchase rights exercised under the ESPP or (iii) the date on which all purchase rights shall be granted or exercised in connection with the sale, transfer or other disposition of all or substantially all of the assets of the Company (in a complete liquidation of the Company) or a merger or consolidation in which securities representing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction.

     Shares Subject to the Plan. The maximum number of shares of Common Stock issuable under the ESPP is 262,500. The ESPP provides that the number of shares of Common Stock reserved for issuance shall increase on the first trading day of each calendar year by an amount equal to one half of one percent of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but not to exceed 112,500 shares each year.

     The number of shares authorized for issuance will be adjusted in the event of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration by the Company. In the event of a merger or an acquisition of the Company, the current offering period will be shortened and a new purchase date will be set, unless provided otherwise by the Board of Directors.

     If the number of shares of Common Stock to be purchased under the ESPP on any particular date exceed the number of shares then available for issuance under the ESPP, then the available shares will be allocated on a pro rata basis among the participants. The purchase rights under the ESPP are not transferable and may only be exercised by the participant.

     Persons Eligible to Participate in the ESPP. Regular employees will be eligible to participate in the ESPP if they are scheduled to work at least twenty (20) hours per week and five (5) months per year. Only employees of the Company and participating subsidiaries will be eligible.

     Notwithstanding the above, no individual may participate in the ESPP if they would (1) own five percent (5%) or more of all of the outstanding stock of the Company after the offering or (2) would be entitled to buy more than a total of $25,000 worth of the Common Stock (determined at the fair market value on the first day of the offering period) under all "Employee Stock Purchase Plans" of the Company for each calendar year.

     Participation in the ESPP. Eligible employees may elect to make contributions by payroll deductions in amounts up to 10% of their base salary (defined as their regular base salary calculated before deduction of

(A) any income or employment tax withholdings or (B) any pre-tax contributions made by the eligible employee to any IRC Section 401(k) salary deferral plan or any IRC Section 125 cafeteria benefit program established by the Company or any affiliate of the Company). The following items of compensation will not be included in an eligible employee's base salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than IRC 401(k) or IRC Section 125 contributions) made on the eligible employee's behalf by the Company or any affiliate of the Company under any employee benefit or welfare plan now or hereafter established. Participants may not make cash contributions in addition to their payroll deductions.

     Participants in the ESPP who cease to remain eligible employees for a period of ninety (90) days and whose reemployment is not guaranteed by statute or contract will be withdrawn from the ESPP and the payroll deductions accumulated in their account will be returned. The individual may rejoin the ESPP if he returns to active status with the Company. In addition, any participant who ceases to remain an eligible employee due to death or disability will be immediately withdrawn from the ESPP.

     Participants may decrease their rate of payroll deductions at any time during an offering period; however, only one reduction may be made by each participant per purchase interval. Participants may also increase their rate of payroll deductions prior to the commencement of any new purchase interval within the offering period, but the increase will not be effective until the start date of the first Purchase Interval following the increase. Participants may also withdraw from the ESPP at any time. No interest is paid on amounts deducted from an employee's payroll.

     The maximum number of shares any one employee may purchase during a single purchase interval is 1,000. The number of shares purchased depends on the fair market value of the Common Stock on the first business day of the offering period or subsequent entry date, as applicable, and the last business day of the purchase interval as well as the cumulative amount of the employee's contributions at the end of the purchase interval. No fractional shares will be purchased and any remaining cash will automatically stay in the employee's account until the next purchase interval.

     Amendment. The Board may alter, amend, suspend or discontinue the ESPP at any time to become effective (i) immediately following the close of any purchase interval or (ii) if necessary to assure that the Company will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the ESPP, immediately upon Board action. Approval of the Company's stockholders is required to (i) increase the number of shares of Common Stock issuable under the ESPP or the maximum number of shares purchasable per participant on any purchase date (except in the event of certain changes in the Company's capitalization), (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the ESPP or (iii) modify eligibility requirements for participation in the ESPP.

     Tax Consequences for Participants. Under current tax rules and regulations, participants will not be taxed when they are granted an option at the beginning of the offering period. They will not be taxed when shares are purchased for them at the end of the purchase interval, even though their purchase price is the lower of 85% of the fair market value on the first day of the offering period or subsequent entry date, as applicable or last day of the purchase interval. If the participants sell their shares two years or more after the beginning of the offering period and one year or more after the date of purchase (the "Statutory Holding Periods"):

     - At the time they sell their shares, any gain up to 15% of the market value of the shares at the beginning of the offering period will be taxable as ordinary income, and any further gain will be taxable as long-term capital gain.

     - Any loss will be treated as long-term capital loss, and no ordinary income will be recognized.

If they sell their shares before the end of the Statutory Holding Periods:

     - At the time they sell the shares, generally, the difference between their purchase price and the fair market value of the shares on the date of purchase will be taxable as ordinary income.

     - The difference between the amount they receive on the sale of the shares and the fair market value of the shares on the date of purchase will be taxable as capital gain or loss.

     - If they sell their shares before the end of the Statutory Holding Periods, the Company will be entitled to a tax deduction corresponding to the ordinary income they recognize under the rules discussed above.

     If the participants give away or otherwise dispose of their shares before the end of the Statutory Holding Periods, the difference between their purchase price for the shares and their fair market value on the date of purchase will be taxable to them as ordinary income. If they give away or otherwise dispose of the shares after the Statutory Holding Periods has elapsed, an amount up to 15% of the market value of the shares at the beginning of the offering period is taxable to them as ordinary income.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information concerning the beneficial ownership of Common Stock of the Company as of April 8, 2002 for the following:
(1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's voting securities; (2) each of the Company's current directors; (3) each of the officers named in the Summary Compensation Table below; and (4) all directors and executive officers of the Company as a group.

                                                   NUMBER OF SHARES            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)          BENEFICIALLY OWNED(2)        OF CLASS(2)
---------------------------------------          ---------------------   ----------------------
Roger L. Koenig(3).............................       13,760,383                 55.61%
Nancy Pierce(3)................................       13,760,383                 55.61%
KELD, LLC(4)...................................       10,392,617                 42.00%
Capital Group International, Inc.(5)...........        3,093,800                 12.50%
  11100 Santa Monica Boulevard
  Los Angeles, California 90025
Joseph A. Graziano(6)..........................          226,540                     *
Timothy R. Anderson(7).........................           57,877                     *
Mark D. Herbst(8)..............................           51,937                     *
John W. Barnett, Jr.(9)........................           40,675                     *
David R. Laube(10).............................           27,812                     *
Mark A. Floyd(11)..............................               --                     *
All directors and executive officers as a group
  (9 persons)..................................       17,259,024                 69.74%

---------------

  *  Less than 1%

 (1) Except as otherwise noted, the address of each person listed on the table is c/o Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301.

 (2) Number and percentage of shares beneficially owned is based on 24,746,220 shares outstanding as of March 1, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of such person or entity holding such securities but are not outstanding for the purpose of computing the percentage of any other person or entity. Except as indicated by footnotes to the table, and subject to the applicable community property laws, based on information provided by the persons shown in the table, such persons have sole voting and investment power with respect to all shares of common Stock shown as beneficially owned by them.

 (3) Represents 1,170,558 shares held by Mr. Koenig, 1,000,000 shares held jointly by Mr. Koenig and Ms. Pierce, 1,182,458 shares held by Ms. Pierce, and 10,392,617 shares held by KELD, LLC, 7,375 shares of common stock issuable upon exercise of immediately exercisable options, 7,375 of which are subject to the Company's right of repurchase, owned by Mr. Koenig, and 7,375 shares of common stock issuable upon exercise of immediately exercisable options, 7,375 of which are subject to the Company's right of repurchase, owned by Ms. Pierce. Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

 (4) Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

 (5) This information was obtained from the Schedule 13G filed with the Securities and Exchange Commission.

 (6) Includes 7,000 shares of common stock issuable upon exercise of immediately exercisable options, 7,000 of which are subject to the Company's right of repurchase.

 (7) Includes 45,932 shares of common stock issuable upon exercise of immediately exercisable options, 45,932 of which are subject to the Company's right of repurchase.

 (8) Includes 51,937 shares of common stock issuable upon exercise of immediately exercisable options, 51,937 of which are subject to the Company's right of repurchase.

 (9) Includes 31,375 shares of common stock issuable upon exercise of immediately exercisable options, 31,375 of which are subject to the Company's right of repurchase.

(10) Includes 7,812 shares of common stock issuable upon exercise of immediately exercisable options, 7,812 of which are subject to the Company's right of repurchase.

(11) Includes no shares of common stock issued upon exercise of immediately exercisable options, none of which are subject to the Company's right of repurchase.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file initial reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the Securities Exchange Commission ("SEC"), as the SEC has established for filing such reports. Such executive officers, directors and 10% Stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by the Company, we believe that, during fiscal year 2001, our executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that Mr. Floyd and Mr. Herbst each filed one late Form 3 (Initial Statement of Beneficial Ownership of Securities). Mr. Koenig, Ms. Pierce, and KELD, LLC each filed a late Form 5 (Annual Statement of Change in Beneficial Ownership): for the year 2001 in which a single transaction was disclosed on all three Form 5's. In February of 2002, Mr. Graziano filed two late Forms 4 (Statements of Changes in Beneficial Ownership); one relating to a single transaction in October 2000, and one relating to a single transaction in November 2000. Also in February 2002, Mr. Laube filed an amended Form 3, the original of which was filed in January of 2001. In April of 2002, Mr. Koenig filed two late Forms 4 one relating to the transaction by KELD, LLC in August 1999, the other relating to two transactions, one each by Mr. Koenig and Ms. Pierce, in March 2000. In April of 2002, Ms. Pierce filed two late Forms 4: one relating to a transaction by KELD, LLC in August 1999, the other relating to two transactions, one each by Ms. Pierce and Mr. Koenig, in March 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is currently composed of Messrs. Barnett, Graziano, Laube, and Floyd. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the three most highly compensated executive officers during the last fiscal year (the "Named Executive Officers") for services rendered to the Company in all capacities during the Company's last three fiscal years.

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                      ------------------
                                                                            AWARDS
                                                                      ------------------
                                            ANNUAL COMPENSATION           NUMBER OF
                                        ---------------------------       SECURITIES
NAME AND PRINCIPAL POSITION             YEAR   SALARY($)   BONUS($)   UNDERLYING OPTIONS   OTHER($)(2)
---------------------------             ----   ---------   --------   ------------------   -----------
Roger L. Koenig.......................  2001    175,000     32,358              --              734
  President, Chief Executive Officer    2000    181,731         --           4,500              734
  and Chairman of the Board of
     Directors                          1999    175,000     87,500           3,500              734
Nancy Pierce..........................  2001    136,560     27,735              --               --
  Corporate Development Officer,        2000    138,291         --           4,500               --
  Director, and Secretary               1999    125,000     43,750           3,500               --
Timothy R. Anderson...................  2001    158,396     32,358          75,000               --
  Chief Financial Officer               2000    143,483         --          36,000               --
  and Treasurer                         1999     92,223     44,498           5,000            1,154
Mark D. Herbst(1).....................  2001    206,154     38,829          75,000               --
  Chief Operations Officer              2000         --         --              --               --
                                        1999         --         --              --               --

---------------

(1) Mr. Herbst joined the Company in June of 2000 and was appointed as an officer in January of 2001.

(2) These amounts reflect insurance premiums for life insurance policies paid by the Company on behalf of Mr. Koenig.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2001.

                                          INDIVIDUAL GRANTS
                         ---------------------------------------------------    POTENTIAL REALIZABLE VALUE
                         NUMBER OF      PERCENT OF                              AT ASSUMED ANNUAL RATES OF
                         SECURITIES   TOTAL OPTIONS    EXERCISE                STOCK PRICE APPRECIATION FOR
                         UNDERLYING     GRANTED TO      PRICE      DATE OF            OPTION TERM(4)
                          OPTIONS      EMPLOYEES IN      PER      EXPIRATION   -----------------------------
NAME                     GRANTED(1)   FISCAL YEAR(2)    SHARE        (3)            5%              10%
----                     ----------   --------------   --------   ----------   ------------     ------------
Roger L. Koenig........        --            --             --           --      $     --         $     --
Nancy Pierce...........        --            --             --           --      $     --         $     --
Timothy R. Anderson....    75,000          2.88%        $5.469     03/27/06      $113,323         $250,416
Mark D. Herbst.........    75,000          2.88%        $7.188     02/06/06      $148,943         $329,126

---------------

(1) The options in this table are non-statutory stock options granted under the 1998 Stock Incentive Plan and have exercise prices equal to the fair market value on the date of grant. Certain options have five-year terms and vest over a period of 48 months at a rate of 25% on the first anniversary date from the date of the grant and a rate of 6.25% per quarter thereafter until fully vested, certain options vest after one year.

(2) The Company granted options to purchase 2,603,250 shares of Common Stock to employees in fiscal year 2001.

(3) The options in this table may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' five-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2001.

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                         SHARES                    OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                       ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                    EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   -----------   -----------   -------------   -----------   -------------
Roger L. Koenig......        --            --         7,250             750            --            --
Nancy Pierce.........        --            --         7,250             750            --            --
Timothy R.
  Anderson...........     2,500         4,550        20,026          70,282        10,331            --
Mark D. Herbst.......        --            --        28,375         122,625            --            --

---------------

(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 2001 (the last trading day of fiscal
    2001) on the Nasdaq National Market of $2.92 minus the exercise price. Only exercisable options are calculated in making the determination of the value realized.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     With respect to the Company's financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company's consolidated financial statements. The independent auditors are responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Board of Directors has determined that each member of the Audit Committee is "independent" as required by the listing standards of the Nasdaq National Market.

     The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.
1. The Audit Committee has also discussed the auditors' independence with the independent auditors. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The Board has adopted a written charter for the Audit Committee that has been included as Appendix A hereto. Each of the Audit Committee members is independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

                                          AUDIT COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          Joseph A. Graziano
                                          David R. Laube
                                          Mark A. Floyd

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board (the "Compensation Committee") is currently comprised of Mr. Barnett, Mr. Floyd, Mr. Graziano, and Mr. Laube, each of whom is a non-employee director. The Compensation Committee generally reviews and approves the Company's executive compensation polices including the base salary levels and target incentives for the Company's executive officers at the beginning of each year, and approves the performance objectives of the executive officers in their areas of responsibility. The Compensation Committee also administers the Company's 1998 Stock Incentive Plan, cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of the Company. In addition, the Compensation Committee has exclusive authority to grant stock options to executive officers.

COMPENSATION POLICIES

     When creating policies and making decisions concerning executive compensation, the Compensation Committee:

     - Establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the labor markets in which the Company operates,

     - Independently assesses operating results on a regular basis in light of expected Company performance, and

     - Aligns pay incentives with the long-term interests of the Company's stockholders.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive compensation program has three major components, the combination of which are intended to attract, retain, and motivate highly effective executives:

     Base salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local (Denver Area), national, and, for international executives, foreign country data are examined and taken into account, along with the skills and performance of the individual and the needs of the Company.

     Cash incentive compensation. Cash bonuses are designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of certain of these specified business goals. The formula for incentive bonuses for fiscal year 2001 was based on the achievement of certain revenue and operating margin targets, together with the attainment of corporate goals and/or new product delivery dates, production goals and cost reduction targets. It is the intention of the Compensation Committee in fiscal year 2002 to continue this linkage between the achievement of specific financial targets and corporate goals, and the payment of incentive cash compensation, for officers and other executives in the Company.

     Equity-based incentive compensation. Option grants and other equity-based compensation have been provided to executives through the Company's Stock Incentive Plan. Under this plan, officers, employees and certain consultants to the Company are eligible to be granted stock options based on competitive market data, as well as their responsibilities and position in the Company. These options allow participants to purchase shares of the Company's Common Stock at the market price on the date of the grant, subject to vesting during the participant's employment with the Company. The purpose of this stock plan is to instill the economic incentives of ownership and to create management incentives to improve stockholder value. The Company's stock option plan utilizes vesting periods to encourage executives and employees to remain with the Company and to focus on longer-term results.

     Other executive compensation. The Company provides certain other compensation programs to executives that are also available to other Company employees, including pre-tax savings plans and medical/dental/ vision benefits. There are no pension programs except where prescribed by law in countries other than the United States. The Company generally does not provide executive perquisites such as club memberships.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In determining Mr. Koenig's compensation for the fiscal year ended December 31, 2001, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the Denver Area, and evaluated achievement of corporate individual objectives for the fiscal year. The Compensation Committee did not increase Mr. Koenig's base salary for fiscal year 2001. Mr. Koenig was eligible to receive an incentive bonus that was determined on the basis of (i) the Company's revenue and operating margin and (ii) the achievement of specific corporate goals. We believe it is critical to the Company's long-term success to continue to tie the Chief Executive Officer's incentive to the Company's performance and to align individual financial interests more closely with those of stockholders.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Beginning in 1994, the Code limited the federal income tax deductibility of compensation paid to the Company's chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1.0 million or meets certain other conditions (such as stockholder approval). Considering the Company's current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

                                          COMPENSATION COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          Joseph A. Graziano
                                          John W. Barnett, Jr.
                                          David R. Laube
                                          Mark A. Floyd

                        COMPANY STOCK PRICE PERFORMANCE

     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Nasdaq Telecom Index. The graph assumes that $100 was invested on July 31, 1998 in the Company's Common Stock, the S&P 500 Index and the Nasdaq Telecom Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 7/31/98)

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                              7/98       12/98      12/99      12/00      12/01
--------------------------------------------------------------------------------
 Carrier Access              100.00     213.57     417.44      55.81      18.11
 S&P 500                     100.00     110.41     133.64     121.47     107.04
 Nasdaq Telecom Index        100.00     118.22     210.91      89.83      60.14

                                 OTHER MATTERS

     The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope that has been enclosed.

                                          THE BOARD OF DIRECTORS

Boulder, Colorado
April 15, 2002

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                           CARRIER ACCESS CORPORATION

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of Carrier Access Corporation (the "Company") shall be:

     - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived there from;

     - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

     - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. Prior to June 14, 2001, at least a majority of the members will be independent directors. On or before June 14, 2001, the Committee will consist of at least three members of the Board of Directors who will meet the following criteria:

     1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

     2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

     - Reviewing fee arrangements with the independent auditors;

     - Reviewing the independent auditors' proposed audit scope, approach and independence;

     - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

     - Requesting from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

     - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

     - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of SEC Regulation S-K and Item 7(e)(3) of
       Schedule 14A of the SEC's proxy rules;

     - Reviewing the Audit Committee's own structure, processes and membership requirements; and

     - Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

     The Audit Committee will meet at least quarterly. Meetings may be held telephonically or in person. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                           CARRIER ACCESS CORPORATION
                            1998 STOCK INCENTIVE PLAN
                            -------------------------

                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------


       I.   PURPOSE OF THE PLAN

            This 1998 Stock Incentive Plan is intended to promote the interests of Carrier Access Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

            Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.  STRUCTURE OF THE PLAN

            A. The Plan shall be divided into five separate equity programs:

               (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

               (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

               (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

               (iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock, and

               (v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to special options.

            B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

       III. ADMINISTRATION OF THE PLAN

            A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

               (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

               (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

               (iii) The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

               (iv) Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs.

            B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

               (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

               (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

               (iii) to amend, modify or cancel any outstanding award with the


                                       2.

consent of the holder or accelerate the vesting of such award; and

               (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

            C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

      IV.   ELIGIBILITY

            A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

               (i) Employees,

               (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

               (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

            C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

       V.   STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of


                                       3.

the Plan shall not exceed 3,750,000 shares. Such authorized share reserve consists of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an increase authorized by the Board but subject to stockholder approval prior to the Section 12 Registration Date. To the extent any unvested shares of Common Stock issued under the Predecessor Plan are repurchased by the corporation after the Section 12 Registration Date, at the option exercise price paid per share, in connection with the holder's termination of service, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the plan.

            B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1999 calendar year, by an amount equal to two and one half percent (2 1/2%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall any such annual increase exceed 562,500 shares.

            C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

            D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

            E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the


                                       4.

Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

       I.   OPTION TERMS

            Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A. EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Seven and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                  (i) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.


                                       6.

            C. CESSATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                  (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

            2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

               (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

            D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder


                                       7.

rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

            E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

            F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.   INCENTIVE OPTIONS

            The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

            A. ELIGIBILITY. Incentive Options may only be granted to Employees.

            B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.


                                       8.

            D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

            D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.


                                       9.

            E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

            F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

            G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

            H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.


                                      10.

      IV.   STOCK APPRECIATION RIGHTS

            The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.


                                      11.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM
                     --------------------------------------


       I.   OPTION GRANTS

            The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Underwriting Date and select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

      II.   OPTION TERMS

            Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below.

            A. EXERCISE PRICE.

               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A / (B x 66-2/3%), where

               X is the number of option shares,


                                      12.

               A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

            C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D. CESSATION OF SERVICE. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Service, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

            B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.


                                      13.

      IV.   REMAINING TERMS

            The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.



                                      14.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------


       I.   STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

            A. PURCHASE PRICE.

               1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator.

               2. Subject to the provisions of Section II of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i)  cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

            B. VESTING/ISSUANCE PROVISIONS.

               1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.


                                      15.

               3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

               5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

               6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

      II.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile


                                      16.

Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

     III.   SHARE ESCROW/LEGENDS

            Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                      17.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

       I.   OPTION TERMS

            A. GRANT DATES. Options shall be made on the dates specified below:

               1. Each individual serving as a non-employee Board member on the Underwriting Date shall automatically be granted at that time a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase 3,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

            B. EXERCISE PRICE.

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

            D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 15,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service


                                      18.

over the four (4)-year period measured from the grant date. Each annual 3,500-share option shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the grant date.

            E. CESSATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

                   (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

                   (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                   (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares in which the Optionee was vested on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares in which the Optionee is not otherwise at that time vested.

                   (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

      II.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control the Hostile Take-Over, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.


                                      19.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

            D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

     III.   REMAINING TERMS

            The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.


                                      20.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM
                        ---------------------------------

       I.   OPTION GRANTS

            The Board shall have the sole and exclusive authority to implement the Director Fee Option Grant Program as of the first day of any calendar year beginning after the Underwriting Date. Upon such implementation of the Program, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the election is to be in effect. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

      II.   OPTION TERMS

            Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

            A. EXERCISE PRICE.

               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                X = A / (B x 66-2/3%), where

                X is the number of option shares,

                A is the portion of the annual retainer fee subject to the non-employee Board member's election, and


                                      21.

               B is the Fair Market Value per share of Common Stock on the option grant date.

            C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each month of Board service during the calendar year in which the option is granted. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while one or more of his or her options are outstanding, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each such option outstanding at the time of such cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

            E. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each of the Optionee's outstanding options shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary.

     III.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Board service, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.


                                      22.

            B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

      IV.   REMAINING TERMS

            The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.


                                      23.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS
                                  -------------

       I.   NO IMPAIRMENT OF AUTHORITY

            Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      II.   FINANCING

            The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     III.   TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

               STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


                                      24.

                STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      IV.   NON-COMPETITION PROVISIONS

            A. Notwithstanding any other provision of this Plan:

               (i) In the event the Plan Administrator determines that an Employee or consultant or independent advisor is engaging in Competitive Activity with the Corporation, any Subsidiary, or any business in which any of the foregoing has a material interest (the "CAC Businesses"), the Plan Administrator may cancel any option granted to such Employee or consultant, whether or not vested, in whole or in part. Such cancellation shall be effective as of the date specified by the Board.

               (ii) In the event an Optionee ceases to serve as an Employee or consultant or independent Advisor, and if within a period of one year following the effective date of such termination (the "Noncompete Period") the Plan Administrator determines that the Optionee has engaged during the Noncompete Period in a Competitive Activity with that of any CAC Business, then the Plan Administrator in its sole discretion may cancel any option granted to such Optionee, whether or not vested, in whole or in part, and still outstanding pursuant to any provision of this Plan. Moreover, if before or during the Noncompete Period such Optionee has exercised any Option granted to it by the Corporation pursuant to this Plan, in whole or in part, for the underlying Common Stock, and if the Plan Administrator determines that, while an Employee or Consultant or during the Noncompete Period, the Optionee has engaged in a Competitive Activity with that of any CAC Business, upon written demand and tender by the Corporation (not later than the expiration of the Noncompete Period) to the Optionee of cash equal to the exercise price paid by the Optionee for the underlying Common Stock, the Optionee shall assign, transfer and convey forthwith such underlying Common Stock to the Corporation; and if the Optionee has sold any or all of the underlying Common Stock (the "Sold Stock"), then upon written demand and tender by the Corporation (not later than the expiration of the Noncompete Period) to the Optionee of cash equal to the exercise price paid for the underlying Common Stock, the Optionee shall assign, transfer and convey forthwith any remaining underlying Common Stock to the Corporation, and shall pay forthwith to the Corporation in cash an amount equal to the sale price or market price obtained by the Optionee for the Sold Stock.

       V.   EFFECTIVE DATE AND TERM OF THE PLAN

            A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program and Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee or the Board may deem

                                      25.

appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

            B. The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

            C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

            D. The Plan shall terminate upon the EARLIEST of (i) ], (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      VI.   AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

            B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for

                                      26.

issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     VII.   USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    VIII.   REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      IX.   NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                      27.

                                    APPENDIX
                                    --------


               The following definitions shall be in effect under the Plan:

            A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

            B. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

            C. BOARD shall mean the Corporation's Board of Directors.

            D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction.

                  (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

                  (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

            E. CODE shall mean the Internal Revenue Code of 1986, as amended.

            F. COMMON STOCK shall mean the Corporation's common stock.


                                      A-1.

            G. COMPETITIVE ACTIVITY shall mean any business or activity in the same geographical market where a substantially similar business activity is being carried on by a CAC Business, including, but not limited to representing or providing consulting services to any person or entity that is engaged in competition with a CAC Business or that takes a position adverse to a CAC Business. However, "Competitive Activity" shall not include ownership as a stockholder of an immaterial interest in a competing business which is publicly held.

            H. CORPORATION shall mean Carrier Access Corporation, a Delaware corporation, and its successors.

            I. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

            J. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

            K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

            M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                     (i) If the Common Stock is at the time traded on the Nasdaq
            National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                     (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                     (iii) For purposes of any options made on the Underwriting
            Date,


                                      A-2.

            the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                     (iv) For purposes of any options made prior to the
            Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

            N. HOSTILE TAKE-OVER shall mean:

                     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

            O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

            P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                     (ii) such individual's voluntary resignation following (A)
            a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of


                                      A-3.

            employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

            R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

            S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            T. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

            U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

            V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            W. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

            X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to


                                      A-4.

result in death or to be of continuous duration of twelve (12) months or more.

            Y. PLAN shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

            Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

            AA. PLAN EFFECTIVE DATE shall mean May 28, 1998, the date on which the Plan was adopted by the Board.

            BB. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1995 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

            CC. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

            DD. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment grant program in effect under the Plan.

            EE. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

            FF. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

            GG. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

            HH. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

            II. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York


                                      A-5.

Stock Exchange.

            JJ. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

            KK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            LL. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

            MM. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

            NN. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

            OO. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.


                                      A-6.

                           CARRIER ACCESS CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------



         I.       PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of Carrier Access Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.      ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

         III.     STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 262,500 shares.

                  B. The number of shares of Common Stock reserved for issuance under the Plan will automatically be increased on the first trading day of each calendar year, beginning in calendar year 1999, by an amount equal to one half of one percent (.5%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event shall any such annual increase exceed 112,500 shares.

                  C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and
(iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

         IV.      OFFERING PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence on the first business day in August 2001 and terminate on the last business day in July 2003. The next offering period shall commence on the first business day in August 2003, and subsequent offering periods shall commence as designated by the Plan Administrator.

                  C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence on the first business day in August 2001 and terminate on the last business day in January 2002.

                  D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty-four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

         V.       ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

                  B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

                  C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

                  D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

         VI.      PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                           (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

                           (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

                  B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

         VII.     PURCHASE RIGHTS

                  A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                  C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

                  D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand (1,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum aggregate number of shares of Common Stock purchasable by all Participants on any one Purchase Date shall not exceed Eighty-Seven Thousand Five Hundred (87,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                  E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                  F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                           (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                           (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                           (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant's leave of absence exceed ninety (90) days and his or her re-employment right not be guaranteed by either statute or contract, then the Participant's status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant's purchase right for the offering period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

                  G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                  H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                  I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                  J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

         VIII.    ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                     (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                     (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.      EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on May 28, 1998 and shall become effective when activated by the Board, PROVIDED no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the EARLIEST of (i) the last business day in July 2008, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

         X.       AMENDMENT OF THE PLAN

                  A. The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the time the Board activates the Plan be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

                  B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify eligibility requirements for participation in the Plan.

         XI.      GENERAL PROVISIONS

                  A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  B. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

                  C. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A
                                   ----------

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN


                           Carrier Access Corporation

                                    APPENDIX
                                    --------


                  The following definitions shall be in effect under the Plan:

                  A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan, calculated before deduction of (A) any income or employment tax withholdings or
(B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

                  B. BOARD shall mean the Corporation's Board of Directors.

                  C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  D. COMMON STOCK shall mean the Corporation's common stock.

                  E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

                  F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. CORPORATION shall mean Carrier Access Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Carrier Access Corporation which shall by appropriate action adopt the Plan.

                  H. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

                  I. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the first business day in August 2001.

                  J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  K. 1933 ACT shall mean the Securities Act of 1933, as amended.

                  L. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                  M. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

                  N. PLAN shall mean the Corporation's 1998 Employee Stock Purchase Plan, as set forth in this document.

                  O. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

                  P. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 2002.

                  Q. PURCHASE INTERVAL shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

                  R. SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

                  S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                  T. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                     PROXY

                           CARRIER ACCESS CORPORATION

                               5395 PEARL PARKWAY
                            BOULDER, COLORADO 80301

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Carrier Access Corporation, a Delaware corporation ("Carrier Access"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 15, 2002, and appoints Nancy Pierce and Timothy R. Anderson proxies and attorneys-in-fact (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Carrier Access that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carrier Access to be held on May 23, 2002 at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302 at 10:00 a.m. M.D.T., and at any adjournment or postponement thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER ACCESS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2002. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

1. ELECTION OF DIRECTORS.

  [ ] Roger L. Koenig
  [ ] Nancy Pierce
  [ ] John W. Barnett, Jr.
  [ ] David R. Laube
  [ ] Mark A. Floyd

[ ] WITHHOLD AUTHORITY to vote for the following:

  [ ] Roger L. Koenig
  [ ] Nancy Pierce
  [ ] John W. Barnett, Jr.
  [ ] David R. Laube
  [ ] Mark A. Floyd
2. RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.
  [ ] FOR                         [ ] AGAINST                        [ ] ABSTAIN

3. APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN.
  [ ] FOR                         [ ] AGAINST                        [ ] ABSTAIN

4. APPROVAL OF THE ACTIVATION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN.
  [ ] FOR                         [ ] AGAINST                        [ ] ABSTAIN

                                                [ ] MARK HERE FOR ADDRESS CHANGE

                  AND NOTE

                                    Date:                                 , 2002
                                           ----------------------------

                                    --------------------------------------------
                                    Signature
                                    --------------------------------------------
                                    Title

                                    Please sign exactly as your name appears hereon. If shares are held jointly or as community property, both holders should sign. If signing in a representative capacity, please provide your title and authority indicating such fiduciary capacity.